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                                   EXHIBIT 10.18.2

                          CORPORATE RESOLUTION TO GUARANTEE

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
    PRINCIPAL     LOAN DATE     MATURITY       LOAN NO.     CALL      COLLATERAL     ACCOUNT     OFFICER    INITIALS
  $5,288,154.00   06/11/1996                                             7275        5310685      52393
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:     Lithia Properties, L.L.C.     Lender:   United States National
              360 E. Jackson                          Bank of Oregon
              Medford, OR 97504                       Dealer Finance Division
                                                      131 E. Main
                                                      Medford, OR 97501

Guarantor:    Lithia Motors, Inc.
              360 E. Jackson
              Medford, OR 97501


    I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF LITHIA MOTORS, INC. (THE "CORPORATION"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Oregon with its principal office at 360 E. Jackson, Medford, OR 97501.

    I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and hold on _____________________, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

    BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

    NAME                     POSITION            ACTUAL SIGNATURE

    Sidney B. DeBoer         President           X
                                                  -----------------------
acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

    GUARANTY. To guarantee or act as surety for loans or other financial accommodations to Lithia Properties, L.L.C. from United States National Bank of Oregon ("Lender") on such guarantee or surety terms as may be agreed upon between the officers or employees of this Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, without limit (the "Guaranty").

    GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the Guaranty, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to mortgage, transfer, endorsement hypothecation, granting of a security Interest in, or In any way encumbering, the assets of the Corporation shall include without limitation, doing so in order to lend collateral security for the Indebtedness, now or hereafter existing, and of any nature whatsoever, of Lithia Properties, L.L.C. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.


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    EXECUTE SECURITY DOCUMENTS.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instrument, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

    FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

    BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s) or (e) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take affect until star Lender has been notified.

    BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

    I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

    IN TESTIMONY WHEREOF, I HAVE HEREBY SET MY HAND ON JUNE 11, 1996 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.

                                       CERTIFIED TO AND ATTESTED BY:


                                       X
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                                       X
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NOTE:  In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

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LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.21(c) 1996 CFI ProServices, Inc.
All rights reserved.  [OR-C10B PROPERTI.LN]